Exhibit 99.1

Election Deadline Set for NewAlliance Stockholders to Elect to Receive Stock or Cash in
Connection with First Niagara Transaction
BUFFALO, N.Y. and NEW HAVEN, Conn. — March 11, 2011- First Niagara Financial Group, Inc. (NASDAQ: FNFG) and NewAlliance Bancshares, Inc. (NYSE: NAL) today announced the deadline for NewAlliance stockholders to elect the form of consideration they wish to receive in exchange for their NewAlliance shares, as contemplated by the terms of the merger agreement approved by NewAlliance stockholders last December.
NewAlliance stockholders who wish to elect to receive either First Niagara common stock, cash, or a combination thereof, in exchange for their shares of NewAlliance common stock in connection with the proposed acquisition of NewAlliance by First Niagara must deliver a properly completed Form of Election and Letter of Transmittal (“Election Materials”), together with their NewAlliance stock certificate, to American Stock Transfer & Trust Company (“AST”) prior to 5:00 p.m., New York City time, on April 5, 2011 (the “Election Deadline”). Election materials will be mailed to NewAlliance stockholders who held NewAlliance shares of record as of March 4, 2011.
NewAlliance stockholders who hold their shares in “street” name through a bank, broker or other nominee, in the form of unvested restricted stock awards or through a 401(k) plan or an employee stock ownership plan may have an election deadline earlier than the Election Deadline. These NewAlliance stockholders should consult with, and carefully review any materials they receive from, their bank, broker, other nominee or plan administrator or plan trustee to determine the election deadline applicable to them.
Under the terms of the merger agreement signed by First Niagara and NewAlliance, each NewAlliance stockholder will receive, for each NewAlliance share and at the holder’s election, either 1.10 shares of First Niagara stock or $14.28 in cash, subject to the adjustment, election and allocation procedures provided in the merger agreement. The cash price will remain fixed while the value of the stock consideration will likely change prior to closing due to fluctuations in the price of First Niagara stock. Therefore, at closing, the cash and stock alternatives are likely to have different values.
NewAlliance stockholders who do not make a valid election, or do not properly submit their NewAlliance stock certificates, prior to the Election Deadline, will be considered “non-electors” and will be sent additional forms for the surrender of their NewAlliance stock certificates after consummation of the merger. NewAlliance shares held by such “non-electors” will be converted into the right to receive stock or cash, or a combination of stock and cash, based on the adjustment, election and allocation procedures specified in the merger agreement, which are intended to provide for an aggregate 86% stock and 14% cash allocation among all outstanding NewAlliance shares.

Stockholder questions with regard to the Election Materials can be directed to D.F. King & Co. Inc., the information agent, at 1-800-967-4612.
The merger is expected to be completed when all of the conditions to completion contained in the merger agreement are satisfied or waived. We anticipate that the closing of the merger will occur no earlier than April 15, 2011.
About NewAlliance Bancshares
NewAlliance Bancshares is a New Haven, Connecticut headquartered regional banking and financial services company and the parent company of NewAlliance Bank, the third largest bank headquartered in Connecticut and fourth largest headquartered in New England. NewAlliance Bank has a network of 88 branches in Connecticut and western Massachusetts with assets of $9 billion. NewAlliance Bank provides a full range of consumer and commercial banking products and services, trust services and investment and insurance products and services. For more information, visit the bank’s website is at www.newalliancebank.com.
About First Niagara
First Niagara Financial Group, Inc., through its wholly owned subsidiary, First Niagara Bank, N.A., has $21 billion in assets, 256 branches and $13 billion in deposits. First Niagara Bank, N.A. is a multi-state community-oriented bank providing financial services to individuals, families and businesses. Upon completion of its pending acquisition of NewAlliance Bancshares, Inc. — subject to customary closing conditions including approvals from regulators — First Niagara will have more than $30 billion in assets, $18 billion in deposits and 340 branches across Upstate New York, Pennsylvania, Connecticut and Massachusetts. For more information, visit www.fnfg.com.

First Niagara Contacts
Anthony M. Alessi	Investor Relations Manager
(716) 625-7692
tony.alessi@fnfg.com
Leslie G. Garrity	Public Relations and Corporate Communications Manager
(716) 819-5921
leslie.garrity@fnfg.com

NewAlliance Contact
Paul McCraven	Senior Vice President, Community Development
(203) 784-5001

Cautionary Statement
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. First Niagara Financial Group, Inc. (“First Niagara”) and NewAlliance Bancshares, Inc. (“NewAlliance”) have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of NewAlliance by First Niagara. INVESTORS AND SECURITY HOLDERS OF NEWALLIANCE ARE URGED TO READ THE APPLICABLE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by First Niagara or NewAlliance through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Niagara are available free of charge on First Niagara’s internet website at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents.” Copies of the documents filed with the SEC by NewAlliance are also available free of charge on NewAlliance’s internet website at www.newalliancebank.com under the tab “Investors” and then under the heading “SEC Filings.”
Forward-Looking Statements
Certain statements contained in this release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in future filings with the SEC, in press releases, and in oral and written statements that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations or those of management or the Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on either First Niagara or NewAlliance or their customers and the assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of loan or investment portfolios; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which First Niagara, NewAlliance and their subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.
Forward-looking statements speak only as of the date on which such statements are made. First Niagara and NewAlliance undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.